                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)______________________________ October 21, 1997
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FCC National Bank
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   (Exact name of registrant as specified in its charters)


United States of America           0-16337                 51-0269396
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(State or other jurisdiction     (Commission              (IRS Employer
   of incorporation)             File Number)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware          19801
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 (Address of principal executive office)                         (Zip Code)


Registrant's telephone number, including area code:   302-656-5020
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Item 5.  Other Events.
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1.       On October 20, 1997, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of Class A Floating Rate Asset Backed Certificates, Series 1997-T of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.

2. On October 20, 1997, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of Class A Floating Rate Asset Backed Certificates, Series 1997-U of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.02.

Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits

         Exhibit Number  Description of Exhibit
         --------------  ----------------------

             99.01 Series Term Sheet dated October 20, 1997, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 1997-T of the First Chicago Master Trust II.

             99.02 Series Term Sheet dated October 20, 1997, with respect to the proposed issuance of the Class A Floating Rate Asset backed Certificates, Series 1997-U of the First Chicago Master Trust II.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FCC NATIONAL BANK
                           -------------------------------------
                           (Registrant)


Date: October 21, 1997     By /s/ Sharon A. Renchof
                              _________________________________________________
                           Title:        Assistant Secretary
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                               INDEX TO EXHIBITS


Exhibit                    Description of                 Sequential Page
 Number                        Exhibit                         Number
--------                  -----------------              ------------------

 99.01              Series Term Sheet dated October
                    20, 1997, with respect to the pro-
                    posed issuance of the Class A
                    Floating Rate Asset Backed
                    Certificates, Series 1997-T of the
                    First Chicago Master Trust II.


 99.02              Series Term Sheet dated October
                    20, 1997, with respect to the pro-
                    posed issuance of the Class A
                    Floating Rate Asset Backed
                    Certificates, Series 1997-U of the
                    First Chicago Master Trust II.